EXHIBIT 99.2


                        2005A AMENDMENT TO LOAN AGREEMENT
                        ---------------------------------

           This is a 2005A Amendment to the Loan Agreement (as defined below) (this "Amendment" or this "Agreement") dated as of January 19, 2005, by and among (i) JP MORGAN CHASE BANK, N.A. ("Morgan") (the successor to Bank One, NA), a national banking association with an office and place of business in Louisville, Kentucky, as agent bank on behalf of the Banks defined herein ("the Agent Bank") (Morgan may also be referred to as a "Bank"); (ii) Morgan and LaSalle Bank, National Association ("LaSalle" each a "Bank" and collectively, the "Banks"); (iii) NORTH ATLANTIC TRADING COMPANY, INC., a Delaware corporation with its principal office and place of business and registered office in New York, New York (the "Borrower"); (iv) the SUBSIDIARIES identified on Schedule
1.2 hereto (each a "Subsidiary" and collectively, the "Subsidiaries"); and (v) NORTH ATLANTIC HOLDING COMPANY, INC., a Delaware corporation with its principal office and place of business and registered office in New York, New York, and the 100% owner of the Borrower ("Holdco").


                                    RECITALS:
                                    ---------

           A. The Borrower, Holdco and the Subsidiaries have entered into a certain Amended and Restated Loan Agreement with the Agent Bank and the Banks, dated as of February 17, 2004, as amended to the date hereof (the "Loan Agreement").

           B. The Borrower, Holdco and the Subsidiaries wish to enter into this Amendment for the purposes of amending certain sections of the Loan Agreement. The Agent Bank and the Banks are agreeable to such amendments, upon the terms and conditions set forth herein.

           NOW THEREFORE, the Borrower, Holdco, the Subsidiaries, the Agent Bank and LaSalle agree as follows:

           1. AMENDMENTS TO LOAN AGREEMENT.

           A. Section 1.75 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "Management Group" means Thomas F. Helms, Jr. and any other member of the senior management of the Borrower.

           B. Section 1.95 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "1.95 "Revolving Credit Facility" means the revolving line of credit established by the Banks in favor of the Borrower in a principal amount equal to the following amounts during the following periods:
          (a) from Closing Date until January 18, 2005, Fifty Million Dollars ($50,000,000); and (b) from January 19, 2005, until Revolving Loan Commitment Termination Date, Thirty Five Million Dollars

          ($35,000,000), pursuant to which the Borrower may obtain Revolving Credit Loans from the Banks and/or Letters of Credit from the Agent Bank during the term of the Revolving Credit Facility upon the terms and conditions set forth in this Loan Agreement. The Revolving Credit Facility includes as a sublimit the Letter of Credit Subfacility. All references to the "aggregate principal balance of the Revolving Credit Loans outstanding" or similar phrases in this Loan Agreement or in the Revolving Credit Notes shall mean, as of the date of determination thereof, the sum of (i) the entire aggregate outstanding principal balance of all Revolving Credit Loans made by the Banks pursuant to this Loan Agreement and (ii) the then existing Letter of Credit Usage."

           C. The second sentence of Section 2.1A of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "The amount of each Bank's Revolving Loan Commitment is set forth opposite its name on Schedule 2.1 annexed to this Loan Agreement and the aggregate amount of the Revolving Loan Commitments is Fifty Million Dollars ($50,000,000) from the Closing Date until January 18, 2005, and Thirty Five Million Dollars ($35,000,000) from January 19, 2005, until the Revolving Loan Commitment Termination Date."

           D. Section 7.13 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "7.13 Principal Management. Thomas F. Helms, Jr. shall remain active in the day-to-day operation and management of the Borrower and the Subsidiaries in his current position with the Borrower or such other position with responsibilities similar to those currently associated with his current position".

           E. Section 15 Notices is hereby amended by deleting all references to David I. Brunson in the information relating to the addresses of the Borrower and the Subsidiaries and replacing such references with Thomas F. Helms, Jr.

           F. Schedule 2.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the Schedule 2.1 attached to this Amendment.

           2. Ratification. Except as specifically amended by the provisions hereinabove, the Loan Agreement remain in full force and effect. The Borrower, Holdco and each Subsidiary hereby reaffirms and ratifies all of its respective obligations under the Loan Agreement, as amended and modified hereby, the Guaranty and the Loan Documents.

           3. CONDITIONS PRECEDENT. The Agent Bank's obligations under this Agreement are expressly conditioned upon, and subject to the following:

           A. the execution and delivery by the Borrower, Holdco and each Subsidiary of this Agreement;



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           B. the representations and warranties of the Borrower, Holdco and each Subsidiary shall be true and accurate in all respects; and

           C. the reimbursement of the Agent Bank for its reasonable and necessary out-of-pocket fees and expenses in connection with the documentation of this 2005A Amendment.

           4. REPRESENTATIONS, WARRANTIES AND COVENANTS. To induce the Agent Bank and LaSalle to enter into this Agreement, the Borrower, Holdco and each Subsidiary represents and warrants to Agent Bank as follows:

           A. The Borrower, Holdco and each Subsidiary has full power, authority, and capacity to enter into this Agreement, and this Agreement constitutes the legal, valid and binding obligations of the Borrower, Holdco and each Subsidiary, enforceable against it in accordance with its terms.

           B. Upon execution and delivery of this Agreement and after giving effect thereto, no Event of Default under any of the Loan Documents and any other documents, certificates or instruments under the Loan Agreement or any other of the Loan Documents shall exist which continues unwaived by the Agent Bank, and no event which with the passage of time, the giving of notice or both would constitute an Event of Default, exists as of the date hereof.

           C. The person executing this Agreement on behalf of the Borrower, Holdco and each Subsidiary is duly authorized to do so.

           D. The representations and warranties made by the Borrower, Holdco and each Subsidiary in any of the Loan Documents are hereby true and correct in all material respects as of the date hereof.

           E. There are no pending or, to the knowledge of the Borrower threatened, any action, suit, proceeding or arbitration or, to the knowledge of the Borrower, any governmental investigation pending or threatened, against or affecting the Borrower or the Subsidiaries or any property of the Borrower or the Subsidiaries seeking damages in excess of $1,000,000 in the aggregate, which has not been disclosed by the Borrower pursuant to Section 6.9 of the Loan Agreement or which prior to (a) the making of the last preceding Revolving Credit Loan or (b) the issuing of the most recent Letter of Credit or the most recent extension of the stated maturity date of any Letter of Credit, prior to the execution of this Agreement, if determined adversely, would have a Material Adverse Effect. Further, there has occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, which, in either event, in the opinion of the Borrower, could reasonably be expected to have a Material Adverse Effect on the financial condition of the Borrower and the Subsidiaries on a consolidated basis. No injunction or other restraining order has been issued and no hearing to cause an injunction or other restraining order to be issued is pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of this Agreement or the continuation of making Revolving Credit Loans or the issuing or extension of the respective stated expiration dates of the Letters of Credit under the Loan Agreement.


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
           5. MISCELLANEOUS.

           A. To the extent that assignment is permitted under this Agreement, the provisions of this Agreement shall bind and benefit the Borrower, Holdco and each Subsidiary and the Agent Bank and LaSalle and their respective, successors and assigns, including each subsequent holder, if any, of the Revolving Credit Note.

           B. This Agreement, the other Loan Documents and the related writings and the respective rights and obligations of the parties hereto shall be construed in accordance with and governed by the laws of the State of New York.

           C. Neither the Borrower, Holdco nor any Subsidiary may assign their rights under this Agreement to any other party. This Agreement may be modified only in writing executed by the Agent Bank, LaSalle and the Borrower, Holdco and each Subsidiary.

           D. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability or any one or more of the other provisions hereof. The Borrower, Holdco, each Subsidiary, LaSalle and the Agent Bank agree that this Agreement shall be so interpreted as to give effect and validity to all the provisions hereof to the fullest extent permitted by law.

           E. The Borrower, Holdco and each Subsidiary shall sign such financing statements or other documents or instruments as the Agent Bank may reasonably request from time to time to more fully create, perfect, continue, maintain or terminate the rights and security interests intended to be granted or created pursuant to this Agreement or the other Loan Documents.

           F. The headings used in this Agreement are included for ease of reference only and shall not be considered in the interpretation or construction of this Agreement.

           G. This Agreement may be signed by each party upon a separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signature of each party. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms thereof to produce or account for more than one of such counterparts.


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           IN WITNESS WHEREOF, the Agent Bank, each Bank, the Borrower, Holdco and each Subsidiary has caused this Loan Agreement to be duly executed as of the day and year first above written.


                              JP MORGAN CHASE BANK, N.A.
                               as Agent Bank
                              (the "Agent Bank")

                              By:  /s/ Joseph Brenner
                                   ---------------------------------------------
                                   Joseph Brenner, Senior Vice President



                              JP MORGAN CHASE BANK, N.A. as a Bank (a "Bank")

                              By: /s/ Joseph Brenner
                                  ----------------------------------------------
                                  Joseph Brenner, Senior Vice President





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
                              LASALLE BANK, NATIONAL ASSOCIATION


                              By:  /s/ Paul Cronin
                                   ---------------------------------------------
                                   Paul Cronin, Senior Vice President









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
                              NORTH ATLANTIC TRADING COMPANY, INC.,
                              as the Borrower

                              By: /s/ Thomas F. Helms, Jr.
                                  ----------------------------------------------
                                  Thomas F. Helms, Jr., Chief Executive Officer


                              NATIONAL TOBACCO COMPANY, L.P., as a Subsidiary

                              By NATIONAL TOBACCO FINANCE
                              CORPORATION as  its general partner

                              By: /s/ Thomas F. Helms, Jr.
                                  ----------------------------------------------
                                  Thomas F. Helms, Jr., Chief Executive Officer

                              NORTH ATLANTIC OPERATING COMPANY, INC.
                              as a Subsidiary

                              By:  /s/ Thomas F. Helms, Jr.
                                  ----------------------------------------------
                                   Thomas F. Helms, Jr., Chief Executive Officer


                              NATIONAL TOBACCO FINANCE CORPORATION
                              as a Subsidiary

                              By: /s/ Thomas F. Helms, Jr.
                                  ----------------------------------------------
                                  Thomas F. Helms, Jr., Chief Executive Officer

                              NORTH ATLANTIC HOLDING COMPANY, INC.

                              By:  /s/ Thomas F. Helms, Jr.
                                  ----------------------------------------------
                                  Thomas F. Helms, Jr., Chief Executive Officer





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                            STOKER, INC.
                            as a Subsidiary

                            By:  /s/ Thomas F. Helms, Jr.
                                 -----------------------------------------------
                                 Thomas F. Helms, Jr., Chief Executive Officer



                            RBJ SALES, INC.
                            as a Subsidiary

                            By: /s/ Thomas F. Helms, Jr.
                                ------------------------------------------------
                                Thomas F. Helms, Jr., Chief Executive Officer


                            FRED STOKER & SONS, INC.
                             as a Subsidiary

                             By: /s/ Thomas F. Helms, Jr.
                                 -----------------------------------------------
                                 Thomas F. Helms, Jr., Chief Executive Officer






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